EXHIBIT 10.1
AMENDMENT TO THE EXECUTIVE EMPLOYMENT AGREEMENT
This AMENDMENT TO THE EXECUTIVE EMPLOYMENT AGREEMENT (the
“Amendment”), dated as of April 23, 2019 (the “Amendment Effective Date”), is by and between PH Group Parent Corp., a Delaware corporation (collectively, the “Company”) and Shawn Morris (the “Executive”). Company and Executive are each referred to herein individually as a “Party” and, collectively, as the “Parties”.
WHEREAS, Executive and Company entered into that certain Executive Employment Agreement dated April 13, 2018 (the “Agreement”) pursuant to which Executive was to be granted certain options in Company as set forth as Exhibits B and C to the Agreement (the “Original Exhibits B and C”). The terms of the options granted to the Executive and outstanding as of the Amendment Effective Date (the “Outstanding Equity Interests”) varied from the terms of the Original Exhibits B and C;
WHEREAS, the Parties wish to amend the Agreement as set forth below; and
NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for their mutual reliance, the Parties agree as follows:

1.Capitalized terms not herein defined shall have the meaning set forth in the Agreement.

2.The Original Exhibit B (Base Option Pool Nonqualified Stock Option Agreement) is hereby deleted and replaced in its entirety with the Base Option Pool Nonqualified Stock Option Agreement attached hereto as Addendum 1. The Base Option Pool Nonqualified Stock Option Agreement attached hereto as Addendum 1 is hereby incorporated by reference into the Agreement as Exhibit B (Base Option Pool Nonqualified Stock Option Agreement).

3.The Original Exhibit C (Super Tranche Option Pool Nonqualified Stock Option Agreement) is hereby deleted and replaced in its entirety with the Super Tranche Option Pool Nonqualified Stock Option Agreement attached hereto as Addendum
2. The Super Tranche Pool Nonqualified Stock Option Agreement attached hereto as Addendum 2 is hereby incorporated by reference into the Agreement as Exhibit C (Super Tranche Option Pool Nonqualified Stock Option Agreement).
4.The Executive acknowledges and agrees that the Original Exhibits B and C are void and of no force and effect, and that the Outstanding Equity Interests are as set forth in the new Exhibit B and Exhibit C, attached hereto as Addendum 1 and Addendum 2 and contain the entire agreement and understanding of the parties hereto with respect to Executive’s equity interests in Company.

5.Except as expressly amended or modified herein, the terms of the Agreement shall remain in full force and effect. To the extent of any conflict between the terms of this Amendment and those of the Agreement in effect immediately prior to amendment hereby, the terms of this Amendment shall control.

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EXHIBIT 10.1
IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Amendment Effective Date.
PH Group Parent Corp.

By: /s/Parth Mehrotra

Name: Parth Mehrotra, Chief Operating Officer

Executive – Shawn Morris

By: /s/ Shawn Morris

Name:Shawn Morris

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